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                                                                   EXHIBIT 10(c)

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
            --------------------------------------------------------

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of the 14th day of March, 2002, among AIRBORNE EXPRESS, INC., a Delaware corporation ("Express"), ABX AIR, INC., a Delaware corporation ("ABX"; ABX and Express each a "Borrower" and, together, jointly and severally, the "Borrowers"), AIRBORNE, INC., a Delaware corporation (the "Parent"), the Lenders party hereto, and WACHOVIA BANK, N.A., a national banking association, as a Lender, the Administrative Agent, and the Collateral Agent.

                             W I T N E S S E T H :
                             - - - - - - - - - -

         WHEREAS, the Borrowers, the Parent, the Administrative Agent, the Collateral Agent, and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of June 29, 2001 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrowers and the Parent have requested and the Administrative Agent, the Collateral Agent, and the Lenders party hereto have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers, the Parent, the Administrative Agent, the Collateral Agent, and the Lenders party hereto hereby covenant and agree as follows:

1.          Definitions. Unless otherwise specifically defined herein, each term
            -----------
         used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2.          Amendments.  (a) Section 1.01 of the Credit  Agreement is hereby
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         amended (i) by adding the following new  definition  thereto in alphabetical order:

               "Convertible Debt Offering" means an offering of Debt by the Parent, convertible into common stock (i) that, by its terms, shall not: (a) exceed $150,000,000 in the aggregate principal amount (including therein an over-allotment option); (b) bear interest per annum at a rate higher than 10.0%; (c) mature sooner than December 31, 2006; (d) be secured by any collateral security or Guaranteed (other than by Guarantees of the Borrowers or the Subsidiaries of the Parent that Guarantee Debt owed to the Lenders under this Agreement) or otherwise violate any provision of this Credit Agreement; (e) whether as Debt or after any conversion as Capital Stock, be callable or redeemable (except in the case of a change of control with respect to the Parent), in either case, by the holder thereof; or (f) be issued by the Parent on a date after June 30, 2002, and (ii) $100,000,000 of the proceeds of which will be invested as permitted by Section 6.16(g), (h), (i),

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          (j) or (n), and which shall be applied solely to the repayment on the maturity date of the notes issued under the terms of the Indenture that are due and payable in December 2002.

         and (ii) by amending and restating in its entirety clause (b) of the definition of "Net Cash Proceeds" as follows:

               (b) with respect to any cash proceeds received by the Parent or any Subsidiary in respect of the issuance of any Capital Stock or Redeemable Preferred Stock or the incurring of any Debt for money borrowed (except Debt (i) secured by Purchase Money Liens, and (ii) obtained from the Convertible Debt Offering), all such cash proceeds, after deducting therefrom all reasonable and customary costs and expenses incurred by the Parent or such Subsidiary directly in connection with the issuance of such Capital Stock or Redeemable Preferred Stock or the incurring of such Debt for money borrowed.

     (b) Section 2.12(c)(ii) of the Credit Agreement hereby is amended and restated in its entirety as follows:

               (ii) 100% of the Net Cash Proceeds from the issuance of Capital Stock (other than pursuant to a bona fide employee or director stock option plan of the Parent), Redeemable Preferred Stock or Debt (other than the Loans) described in clause (b) of the definition of "Net Cash Proceeds"; and

     (c) Section 6.05(b) of the Credit Agreement hereby is amended and restated in its entirety as follows:

               (b) The Parent will not, nor will it permit any Subsidiary to, sell, lease or otherwise transfer any assets to, any other Person, or discontinue or eliminate any business line or segment, provided that the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit (i) the sale of Receivables pursuant to the Receivables Securitization Program; (ii) sale and leaseback transactions described in the definition of "Excluded Aircraft Financings"; or (iii) so long as no Event of Default is in existence and subject to Section 2.12(c), the sale, lease or other transfer of assets (other than Capital Stock issued by any Subsidiary of the Parent) not exceeding $5,000,000 in book value in the aggregate in any Fiscal Year among all of such assets of the Parent and the Subsidiaries, or $500,000 in book value in any one instance; (iv) upon the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld or delayed, so long as no Event of Default is in existence, the sale, lease or other transfer of assets (other than Capital Stock issued by any Subsidiary of the Parent) owned by Subsidiaries (other than the Borrowers) and located at places of business outside of the United States not exceeding $10,000,000 in book value in the aggregate in any Fiscal Year; or (v) the sale of the Parent's and the Subsidiaries' inventory in the ordinary course of business.

     (d) Section 6.15 of the Credit Agreement hereby is amended and restated in its entirety as follows:

               SECTION 6.15. Restricted Payments.

               The Parent will not declare or make any Restricted Payment during any Fiscal Year; provided that, so long as no Event of Default is in existence before or after giving effect thereto, (a) solely with respect to the Parent's Fiscal Quarter ending on June 30, 2002, Parent may make certain Restricted Payments during such Fiscal Quarter consisting of (i) redemptions declared


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          prior to or during such Fiscal Quarter in an amount not exceeding
          $250,000 with respect to certain shareholder rights plans of the Parent, and (ii) Dividends declared prior to or during such Fiscal Quarter in an amount not exceeding $2,000,000; and (b) for all other Fiscal Quarters, Parent may pay Dividends in an amount not exceeding $2,000,000 (plus, with respect to any common stock obtained via conversion in connection with the Convertible Debt Offering, an additional amount not exceeding $300,000) during any Fiscal Quarter with respect to Dividends declared prior to or during such Fiscal Quarter.

     (e) A new clause (p) is hereby added to Section 6.16 of the Credit Agreement as follows:

             (p) Investments which constitute Guarantees permitted under the terms of Section 6.24 of this Agreement;

     (f) Section 6.24 of the Credit Agreement hereby is amended and restated in its entirety as follows:

               SECTION 6.24. Permitted Debt.

               The Parent will not, nor will it permit any Subsidiary to, create, assume, issue, or incur any Debt other than (i) Debt existing on the date hereof and listed on Schedule 6.24; (ii) Debt under this Agreement or the other Loan Documents; (iii) Debt incurred by an Aircraft Financing Subsidiary in connection with an Excluded Aircraft Financing; (iv) Debt incurred by a Domestic Subsidiary and arising from any Swap Agreement relating to an Excluded Aircraft Financing;
          (v) Debt secured by Purchase Money Liens; (vi) Debt issued by the Parent and Guaranteed by the Borrowers and other Subsidiaries of the Parent pursuant to the Convertible Debt Offering; and (vii) other Debt in an aggregate principal amount not to exceed $1,000,000 at any time.

3.          Restatement of Representations and Warranties. The Borrowers and the
            ---------------------------------------------
         Parent hereby restate and renew each and every representation and warranty heretofore made by any of them in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (except that to the extent such representation or warranty is expressly made as of a prior date) and with specific reference to this Amendment and all other Loan Documents executed and/or delivered in connection herewith.

4.          Effect of Amendment. Except as set forth expressly hereinabove, all
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         terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers and the Parent.
         The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

5.          Ratification.  The Borrowers and the Parent hereby restate,  ratify,
            ------------
         and reaffirm each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

6.          Counterparts.  This  Amendment  may be executed in any number of
            ------------
         counterparts via facsimile transmission and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.



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7.          Section References.  Section titles and references used in this
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         Amendment shall be without  substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

8.          No Default. To induce the Administrative Agent, the Collateral
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         Agent, and the Lenders party hereto to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrowers and the Parent hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists
         (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers or the Parent arising out of or with respect to any of the Loans or other obligations of the Borrowers or the Parent owed to the Lenders under the Credit Agreement.

9.          Further  Assurances.  The  Borrowers  and the Parent agree to take
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         such further actions as the Administrative Agent or the Collateral
         Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

10.         Governing Law. This  Amendment  shall be governed by and construed
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         and interpreted in accordance  with, the laws of the State of Georgia.

11.         Conditions  Precedent.  This  Amendment  shall become  effective
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         only upon execution and delivery (i) of this Amendment by the
         Borrowers, the Parent, the Administrative Agent, the Collateral Agent, and the Required Lenders, and (ii) of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors.


                         [SIGNATURES ON FOLLOWING PAGES]



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         IN WITNESS WHEREOF, the Borrowers, the Parent, the Administrative
Agent, the Collateral Agent, and each of the Lenders party hereto has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                          BORROWERS:

                          AIRBORNE EXPRESS, INC.                    (SEAL)

                          By:
                              -------------------------------------------------
                          Title:
                                 ----------------------------------------------


                          ABX AIR, INC.                             (SEAL)

                          By:
                              -------------------------------------------------
                          Title:
                                 ----------------------------------------------

                          PARENT:

                          AIRBORNE, INC.                            (SEAL)

                          By:
                              -------------------------------------------------
                          Title:
                                 ----------------------------------------------



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                          ADMINISTRATIVE AGENT:

                          WACHOVIA BANK, N.A., as Administrative Agent
                                                                    (SEAL)

                          By:
                              -------------------------------------------------
                          Title:
                                 ----------------------------------------------

                          COLLATERAL AGENT:

                          WACHOVIA BANK, N.A., as Collateral Agent
                                                                    (SEAL)

                          By:
                              -------------------------------------------------
                          Title:
                                 ----------------------------------------------


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                          LENDERS:

                          WACHOVIA BANK, N.A.                       (SEAL)

                          By:
                              -------------------------------------------------
                          Title:
                                 ----------------------------------------------




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                          NATIONAL CITY BANK                        (SEAL)

                          By:
                              -------------------------------------------------
                          Title:
                                 ----------------------------------------------




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                          THE BANK OF TOKYO-MITSUBISHI, LTD.
                          PORTLAND BRANCH                           (SEAL)

                          By:
                              -------------------------------------------------
                          Title:
                                 ----------------------------------------------




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                          BANK OF AMERICA, N.A.                     (SEAL)

                          By:
                              -------------------------------------------------
                          Title:
                                 ----------------------------------------------




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                          U.S. BANK NATIONAL ASSOCIATION            (SEAL)

                          By:
                              -------------------------------------------------
                          Title:
                                 ----------------------------------------------




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                          THE BANK OF NEW YORK                      (SEAL)

                          By:
                              -------------------------------------------------
                          Title:
                                 ----------------------------------------------




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                          ABN-AMRO BANK N.V.                        (SEAL)

                          By:
                              -------------------------------------------------
                          Title:
                                 ----------------------------------------------




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                          THE INDUSTRIAL BANK OF JAPAN,
                          LIMITED                                   (SEAL)

                          By:
                              -------------------------------------------------
                          Title:
                                 ----------------------------------------------




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                  CONSENT AND REAFFIRMATION OF GUARANTORS

         Each of the undersigned (i) acknowledges receipt of the foregoing First Amendment to Amended and Restated Credit Agreement (the "Amendment"), (ii) consents to the execution and delivery of the Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under its respective Subsidiary Guaranty Agreement or Parent Guaranty (as the case may be) dated as of June 29, 2001, executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                          SKY COURIER, INC.

                          By:
                              -------------------------------------------------
                          Title:
                                -----------------------------------------(SEAL)

                          AIRBORNE FTZ, INC.

                          By:
                              -------------------------------------------------
                          Title:
                                -----------------------------------------(SEAL)

                          WILMINGTON AIR PARK, INC.

                          By:
                              -------------------------------------------------
                          Title:
                                -----------------------------------------(SEAL)

                          AVIATION FUEL, INC.

                          By:
                              -------------------------------------------------
                          Title:
                                -----------------------------------------(SEAL)

                          SOUND SUPPRESSION, INC.

                          By:
                              -------------------------------------------------
                          Title:
                                -----------------------------------------(SEAL)

                          AIRBORNE, INC.

                          By:
                              -------------------------------------------------
                          Title:
                                -----------------------------------------(SEAL)